                                                                   Exhibit 10.13


BENJAMIN ACQUISITIONS INC.
--------------------------



                                                                January 10, 2001

MUSCUM HOLDING LTD.
Portland House, Glacis Road
P.O. Box 847, Gibralatar


Dear Sir;

         Re:  MEMORANDUM OF UNDERSTANDING

This M.O.U. is entered between Benjamin Acquisitions Inc. (a company registered in Delaware U.S.A. hereinafter: "BAI") and Muscum Holding (a company registered in Panama hereinafter: "Muscum")

WHEREAS BAI wish to engage in the business of Hotel Outsourcing Services and;

Whereas Muscum has the contacts and the capabilities to assist BAI in an M&A with Bartech Mediterranean Ltd.
(hereinafter: "Bartech");

1.   Muscum undertakes:

     1.1  To promote and consult BAI regarding the merger with Bartech.

     1.2 To help to raise financing in the amount that will be required for such event.

     1.3 To help BAI to promote the Hotel Outsourcing Services, following on the success in the U.S.A., in Europe, Asia and Australia through introduction to major hotel chains, negotiate deals on BAI's behalf, marketing, selling and financing.

2. In consideration to Muscum's undertakings BAI undertakes to issue 3,000,000 BAI shares to Muscum or to any entity according to Muscum's instructions at par value of $0.001 per each share.

3. It is hereby agreed that a binding detailed agreement between BAI and Muscum will be signed not late than December 21, 2001.


BENJAMIN ACQUISITIONS INC.

                                                MUSCUM HOLDING LTD.


BY: /S/ JOSEPH STABHOLZ                        BY: /S/ H. STEIN
    ---------------------------------              ----------------------------
                                                   European Rep.